Aston Funds
(the “Trust”)
Aston/Veredus Select Growth Fund
Aston/Veredus Aggressive Growth Fund
Supplement dated May 20, 2009
to the Class N and Class I Prospectuses dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in each Prospectus and should be retained and read in conjunction with each Prospectus. Keep it for future reference.
     Veredus Asset Management, LLC (“Veredus”) serves as the subadviser to the Aston/Veredus Select Growth Fund and Aston/Veredus Aggressive Growth Fund (each, a “Veredus Fund” and collectively, the “Veredus Funds”). Effective as of the close of business on April 30, 2009, Veredus combined with Todd Investment Advisors, Inc. (“Todd”) through a series of transactions in which Veredus acquired substantially all of the assets and identified liabilities of Todd in exchange for newly issued shares of Veredus (the “Veredus Transaction”). Todd (and its predecessors) was founded in 1967 by Bosworth M. Todd and its principal place of business is 101 South 5th Street, Louisville, Kentucky, 40202. Prior to the Veredus Transaction, Todd was a subsidiary of Fort Washington Investment Advisers, Inc. Mr. B. Anthony Weber, founder and President of Veredus, and Mr. Curtiss M. Scott, President of Todd, will serve as co-Presidents and co-Chief Investment Officers of the combined firm. Bosworth M. Todd will serve as Chairman Emeritus. The combined firm will be owned principally by its employees and Mr. B. Anthony Weber may be deemed to be a control person by virtue of his ownership and position with the combined firm. The combined firm will be managed by a Board of Directors comprised of an equal number of representatives from each firm. The name of the combined firm will be changed to Todd-Veredus Asset Management LLC as soon as practicable following the Transaction. As of April 30, 2009, the combined firm had assets under management of approximately $3.8 billion. Each firm currently intends to maintain its legacy investment strategies and investment teams, and no changes in the portfolio management team of your Fund is anticipated as a result of the Transaction.
     The Veredus Transaction may be deemed to have caused an “assignment” and automatic termination of the current sub-investment advisory agreement with Veredus on behalf of the Veredus Funds (the “Sub-Investment Advisory Agreement”). In anticipation of the Veredus Transaction, the Board of Trustees of the Trust met in-person on March 19, 2009 and approved the continuance of the Sub-Investment Advisory Agreement for each Veredus Fund, on the same terms following the automatic termination of the agreement in connection with the Veredus Transaction. No change in Fund names, tickers, or fees is anticipated as a result of the Veredus Transaction.
     For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com
SUP VER 509